UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2017
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 17, 2017, Viper Energy Partners GP LLC, the general partner (the “General Partner”) of Viper Energy Partners LP (the “Partnership”), a subsidiary of Diamondback Energy, Inc. (“Diamondback”), appointed Kaes Van’t Hof as President of the General Partner, effective as of that date.
Mr. Van't Hof has also served as Senior Vice President-Strategy and Corporate Development of Diamondback since February 2017 after joining Diamondback in July 2016 as a Vice President responsible for strategy and corporate development. Prior to his positions with Diamondback and Viper, Mr. Van't Hof served as Chief Executive Officer of Bison Drilling and Field Services LLC from September 2012 to June 2016. From August 2011 to August 2012, Mr. Van't Hof was an analyst for Wexford Capital LP responsible for developing operating models and business plans, including for Diamondback’s initial public offering, and before that he worked for the Investment Banking-Financial Institutions Group of Citigroup Global Markets, Inc. from February 2010 to July 2011. Mr. Van't Hof was a professional tennis player from May 2008 to January 2010. Mr. Van't Hof received a Bachelor of Science degree in Accounting and Business Administration from the University of Southern California.
Similar to other executive officers of the General Partner who are employed by Diamondback or one of its subsidiaries, Mr. Van’t Hof will not receive separate amounts of compensation in relation to the services he provides to the Partnership in his role as President, except with respect to any awards that may be granted to him under the Long-Term Incentive Plan adopted by the General Partner (the “LTIP”). Mr. Van’t Hof is eligible to participate in the LTIP, provided, however, that any awards under the LTIP are within the discretion of the board of directors of the General Partner. As Senior Vice President-Strategy and Corporate Development of Diamondback, Mr. Van’t Hof receives compensation from Diamondback and is eligible to participate in Diamondback’s employee benefit plans and arrangements sponsored by Diamondback, including Diamondback’s equity incentive plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	April 21, 2017

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary